                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                        [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Pursuant to Section. 240.14a-11(c) or
      Section. 240.14a-12

                        DALLAS SEMICONDUCTOR CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        DALLAS SEMICONDUCTOR CORPORATION
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      4) Proposed maximum aggregate value of transaction:


(1) Set forth amount on which the filing is calculated and state how it was determined.

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                                          April 1, 1999







To the Stockholders:


         I am pleased to invite you to attend the Annual Meeting of the stockholders of Dallas Semiconductor Corporation to be held on Thursday, May 20, 1999, commencing at 8:30 a.m. at the offices of the Company located at 4401 South Beltwood Parkway, Dallas, Texas 75244.

         I am delighted that you have chosen to invest in Dallas Semiconductor and hope that, whether or not you plan to attend the Annual Meeting, you will complete, sign and return the enclosed Proxy as soon as possible in the envelope provided. Your vote is important to us. Returning the signed proxy card will ensure your representation at the Annual Meeting if you do not attend in person.

                                   Sincerely,

                                   /s/ C. V. Prothro

                                   C. V. Prothro
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                        DALLAS SEMICONDUCTOR CORPORATION


                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292
                                 (972) 371-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME:                      8:30 a.m. on Thursday, May 20, 1999

PLACE:                     Offices of Dallas Semiconductor Corporation
                           4401 South Beltwood Parkway
                           Dallas, Texas  75244

ITEMS OF BUSINESS:         (1)      To elect directors;

                           (2) To reapprove the Company's Executive Bonus Plan, as amended; and

                           (3) To consider such other business as may properly come before the meeting.

RECORD DATE:               You are entitled to vote if you were a stockholder at
                           the close of business on Monday, March 22, 1999. The list of stockholders entitled to vote will be available for inspection by any stockholder at the Company's offices, 4401 South Beltwood Parkway,
                           Dallas, Texas, for ten days prior to the meeting.

VOTING BY PROXY: If you do not expect to attend the Annual Meeting in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the meeting in accordance with your instructions.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Marla K. Suggs, Secretary


This proxy statement and accompanying proxy card are being distributed on or about April 1, 1999.

                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292
                                 (972) 371-4000


                                 PROXY STATEMENT


         PURPOSE OF PROXY MATERIALS. The Board of Directors (the "Board") of Dallas Semiconductor Corporation (sometimes referred to as the "Company" or "Dallas Semiconductor") is providing these proxy materials to you in connection with the Company's Annual Meeting of Stockholders, which will take place on May 20, 1999. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

         INFORMATION INCLUDED. The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly-paid executive officers, and certain other required information. Our Annual Report on Form 10-K and our Annual Report to Stockholders covering the fiscal year ended January 3, 1999, are also enclosed.

         PROPOSALS TO BE VOTED ON AND VOTING RECOMMENDATION. There are two proposals scheduled to be voted on at the meeting: (1) the election of directors; and (2) reapproval of the Company's Executive Bonus Plan, as amended. Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" Proposal No. 2.

         SHARES ELIGIBLE TO BE VOTED. All shares owned by you as of March 22, 1999, the Record Date, may be voted by you. These shares include those (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Most Dallas Semiconductor stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

                  STOCKHOLDER OF RECORD. If your shares are registered directly in your name with the Company's Transfer Agent, ChaseMellon Shareholder Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Dallas Semiconductor. As the stockholder of record, you have the right to grant your voting proxy directly to Dallas Semiconductor or to vote in person at the meeting. We have enclosed a proxy card for you to use.

         VOTING YOUR SHARES IN PERSON. Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

                  BENEFICIAL OWNER. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. You are also invited to attend the meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

         RECEIPT OF ADDITIONAL PROXY OR VOTING INSTRUCTION CARDS. If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instructions cards you receive.

         VOTING YOUR SHARES WITHOUT ATTENDING THE MEETING. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted in accordance with the recommendations of the Board.

         CHANGING YOUR VOTE. You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. A proxy may be revoked at any time before it is voted by giving written notice to Dallas Semiconductor's Corporate Secretary prior to the vote at the Annual Meeting or by execution of a subsequent proxy and giving such proxy to Dallas Semiconductor's Corporate Secretary prior to the vote at the Annual Meeting. For shares held beneficially by you, you may change your proxy instructions by submitting new instructions to your broker or nominee, provided that such change in instructions is received by your broker or nominee in sufficient time to permit your broker or nominee to execute a subsequent proxy and give it to Dallas Semiconductor's Corporate Secretary prior to the vote at the Annual Meeting.

         CASTING OF VOTES. In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" with respect to one or more of the nominees. For Proposal No. 2, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

         VOTING REQUIREMENTS TO APPROVE PROPOSALS. In order to be elected a director, a nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. The seven persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes as described in "QUORUM REQUIREMENT FOR MEETING" on page 21. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

         VOTING RESULTS. We will announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 1999.




                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are seven nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting of stockholders. Information regarding the business experience of each nominee during the last five years is provided below. All directors are elected annually to serve until the next annual meeting of stockholders, or until their respective successors are elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES:

C. V. PROTHRO              Mr. Prothro, age 56, is Chairman of the Board,
                           President and Chief Executive Officer of Dallas
                           Semiconductor. Mr. Prothro has served as Chairman since the Company's organization in 1984 and has served as Chief Executive Officer and President since
                           1989. During the past five years, Mr. Prothro has also served as General Partner of Southwest
                           Enterprise Associates, L.P., a venture capital fund.

CHAO C. MAI                Mr. Mai, age 63, has been Senior Vice President of
                           the Company since 1993 and has served as a director since 1985.


MICHAEL L. BOLAN           Mr. Bolan, age 52, has served as the Company's Vice
                           President of Marketing and Product Development since
                           1985. He has been a director since 1989.


RICHARD L. KING            Mr. King, age 60, has been a director of the Company
                           since 1984. He served as General Partner of KBA
                           Partners L.P., a venture capital fund, during the period 1987 - 1997. Since 1998, Mr. King has been a
                           General Partner in Brockleby Venture Partners, a venture capital firm.


M. D. SAMPELS              Mr. Sampels, age 66, is a shareholder in the law firm
                           of Jenkens & Gilchrist, a Professional Corporation.
                           Mr. Sampels has served as a director of the Company since 1985.


CARMELO J. SANTORO         Mr. Santoro, age 57, has been a director of the
                           Company since 1985. From 1994 to 1996, he served as Chairman and Chief Executive Officer of Platinum
                           Software Corporation. Mr. Santoro also serves as a director of S-3, Inc. and Techniclone Corporation.
                           Currently, he is also a consultant with Santoro
                           Technology Associates.


E. R. ZUMWALT, JR.         Admiral Zumwalt, age 78, has served as a director of
                           the Company since 1993. He has served as President of Admiral Zumwalt & Consultants, Inc., a consulting firm, since 1980. Admiral Zumwalt is also a director of NL Industries, Inc. and IDT Corporation.

                                 PROPOSAL NO. 2


                       REAPPROVAL OF EXECUTIVE BONUS PLAN


         On April 26, 1994, the stockholders of Dallas Semiconductor approved an Executive Bonus Plan, designed to qualify the cash bonuses payable under the Plan as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee has amended the Executive Bonus Plan to permit the deferral of all or any part of an authorized payment under the Plan and to change the formula for determining the maximum bonus payable under the Plan. Under the provisions of Code Section 162(m), the Executive Bonus Plan is subject to reapproval by the Company's stockholders every five years. Accordingly, renewal of approval of the Executive Bonus Plan, as amended, will be presented for consideration at this year's Annual Meeting.

         The purpose of the Executive Bonus Plan is to motivate and reward eligible employees of Dallas Semiconductor by making a portion of their annual cash compensation directly dependent upon the Company's earnings per share, sales, return on stockholders' equity, or the price appreciation of its Common Stock, or a combination of these performance-related targets as established within 90 days after the beginning of the fiscal year by the Executive Compensation Subcommittee of the Compensation Committee.

         Individuals eligible to participate in the Executive Bonus Plan are officers of the Company at the level of Vice President or above and any other key employees selected by the Compensation Committee. There are currently six individuals eligible to participate in the Executive Bonus Plan. Under the Executive Bonus Plan, as amended, any annual bonus payments awarded by the Compensation Committee and not deferred are to be made in cash after the end of each fiscal year.

         As originally approved by the stockholders, the maximum annual bonus payable to any participant under the Executive Bonus Plan was calculated based upon a multiplier of two and one-half (2-l/2) times the executive's base salary in effect on January 3, 1994, with such multiplier increasing by one fourth (1/4) for each fiscal year after 1994, beginning with the 1995 fiscal year. For the 1998 fiscal year, the multiplier was three and one-half (3-1/2). Recently, the Compensation Committee amended the Executive Bonus Plan to change the formula for determining the maximum annual bonuses payable under the Plan. As amended, the maximum annual bonus payable to any participant under the Plan will be calculated based upon a fixed multiplier of four (4) times the lesser of (i) the executive's base salary in effect on the last business day of the fiscal year for which a bonus is being determined (the "Bonus Year") or (ii) the executive's base salary in effect on the last business day of the Company's fiscal year immediately preceding the Bonus Year plus seven and one-half (7-1/2%) percent. The Compensation Committee is not required to grant any bonus under the Executive Bonus Plan and, subject to the maximum annual limitation, is not required to pay a bonus in any particular amount even if the performance targets are partially or fully met.

         Because the minimum performance targets were not met, no bonuses were paid under the Plan for the 1998 fiscal year.

         The following table sets forth the maximum annual bonuses payable under the Executive Bonus Plan for the 1999 fiscal year of the Company to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers of the Company as a group, (iii) all current directors who are not executive officers as a group, and (iv) all other employees, including all current officers who are not executive officers, as a group:

           NAME AND POSITION                           MAXIMUM 1999 BONUS
           -----------------                           ------------------
           C. V. Prothro, Chairman of the Board           $ 3,042,250
           of Directors, President and Chief
           Executive Officer

           Chao C. Mai, Senior Vice President             $ 1,677,000

           Michael L. Bolan, Vice President -             $ 1,118,000
           Marketing and Product Development

           F. A. Scherpenberg, Vice President -           $ 1,032,000
           Computer Products

           Alan P. Hale, Vice President - Finance         $   838,500

           Executive Group                                $ 8,481,750

           Non-Executive Director Group                   $         0

           Non-Executive Officer                          $         0
           Employee Group

         The bonuses payable under the Executive Bonus Plan will be in addition to any other compensation otherwise payable to each executive under any other plan, arrangement or policy of the Company. While the Compensation Committee may amend, modify or terminate the Executive Bonus Plan at any time, any amendment of the Plan which increases the maximum amount payable under such Plan would be subject to the stockholder approval requirements of Section 162(m) of the Code, to the extent Dallas Semiconductor desires to continue to qualify the cash bonuses payable under the Plan as "qualified performance-based compensation."


         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAPPROVAL OF THE COMPANY'S EXECUTIVE BONUS PLAN, AS AMENDED.





                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information, as of March 22, 1999, concerning:

         * each beneficial owner known to the Company of more than 5% of Dallas Semiconductor's Common Stock;

         * beneficial ownership by all Dallas Semiconductor directors and the Dallas Semiconductor executive officers named in the Summary Executive Compensation Table on page 14 (the "Named Officers"); and

         * beneficial ownership by all Dallas Semiconductor directors and executive officers as a group.

         The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. Except for the percentages of certain parties that hold options ("Options") to purchase shares of the Company's Common Stock indicated in the following table, the percentages indicated are based on 28,418,360 shares of Dallas Semiconductor Common Stock issued and outstanding on the Record Date. In the case of parties holding Options, the percentage ownership is calculated on the assumption that the shares of Common Stock underlying such Options are outstanding.

                           BENEFICIAL OWNERSHIP TABLE

                                               AMOUNT AND NATURE OF            PERCENT OF
                                               BENEFICIAL OWNERSHIP              CLASS
                                               --------------------            ----------

FMR Corp.(1)
82 Devonshire Street
Boston, Massachusetts  02109                   2,106,100(1)                       7.4%

Neuberger Berman, LLC(2)                       1,988,800(2)                       7.0%
Neuberger Berman Management Inc.
605 Third Avenue
New York, New York  10158

J & W Seligman & Co., Incorporated(3)          1,789,700(3)                       6.3%
Seligman Communications & Information
   Fund, Inc.
William C. Morris
100 Park Avenue - 8th Floor
New York, New York  10006

DIRECTORS AND NAMED OFFICERS

C. V. Prothro, Chairman of the Board,            824,234    Direct(4)             8.9%
President and Chief Executive Officer          1,870,000    Options

Chao C. Mai, Director and                        447,100    Direct                2.8%
Senior Vice President                            370,000    Options

Michael L. Bolan, Director and
Vice President - Marketing                       475,100    Direct                2.5%
and Product Development                          242,500    Options

F. A. Scherpenberg, Vice President -              44,183    Direct                1.3%
Computer Products                                331,500    Options

Alan P. Hale, Vice President - Finance             1,225    Direct                0.8%
                                                 233,750    Options

Richard L. King, Director                         10,100    Direct                0.2%
                                                  42,700    Options

                                                  AMOUNT AND NATURE OF          PERCENT OF
                                                  BENEFICIAL OWNERSHIP            CLASS
                                                  --------------------            -----

M. D. Sampels, Director                               1,005    Direct              0.1%
                                                     40,000    Options

Carmelo J. Santoro, Director                          1,667    Direct(5)           0.1%
                                                     38,000    Options

E.R. Zumwalt, Jr., Director                           6,325    Direct              0.1%
                                                     26,875    Options


ALL DIRECTORS AND EXECUTIVE OFFICERS AS           1,810,939    Direct(4)(5)       16.0%
   A GROUP (10 PERSONS)                           3,247,825    Options



FOOTNOTES TO BENEFICIAL OWNERSHIP TABLE

 (1) FMR Corp. ("FMR"), acting through its subsidiary, Fidelity Management & Research Company ("Fidelity"), in its capacity as investment advisor to various investment companies ("Funds"), may be deemed to be the beneficial owner of 2,106,100 shares of Common Stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Stock. The interest of one person, Fidelity Low-Priced Stock Fund, an investment company registered under the Investment Company Act of 1940, having its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109, amounted to 2,050,000 shares or 7.2% of the Common Stock outstanding at the Record Date. Members of the Edward C. Johnson III family and trusts established for the benefit thereof may be deemed to form a controlling group with respect to FMR. Edward C. Johnson III, Chairman of FMR, and FMR (through its control of Fidelity) and the Funds each has sole power to dispose of the 2,106,100 shares owned by the Funds. Neither FMR nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares of Common Stock owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of such shares under written guidelines established by the Funds' Boards of Trustees.

(2) Neuberger Berman, LLC and Neuberger Berman Management Inc. may be deemed to be beneficial owners of 1,988,800 shares of Common Stock . Various unrelated clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Stock.

         Neuberger Berman, LLC and Neuberger Berman Management Inc. have the shared power to dispose or to direct the disposition of 1,988,800 shares of the Common Stock, shared power to vote or to direct the vote of 1,165,000 shares of the Common Stock and sole power to vote or to direct the vote of 810,500 shares of Common Stock. The remaining balance of shares are for individual client accounts over which Neuberger Berman, LLC has shared power to dispose but not vote shares. Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman's various Mutual Funds, which hold such shares in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer. Neuberger Berman, LLC disclaims beneficial ownership of 2,000 shares of the Common Stock owned by principals of Neuberger Berman, LLC.

 (3) J & W Seligman & Co., Incorporated ("JWS") may be deemed to beneficially own 1,789,700 shares of Common Stock, including 1,550,000 shares of Common Stock beneficially owned by Seligman Communications and Information Fund, Inc., for which JWS acts as investment advisor. William C. Morris ("Morris"), as the owner of a majority of the outstanding voting securities of JWS, may be deemed to beneficially own 1,789,700 shares of Common Stock, as to which JWS and Morris share dispositive power. JWS and Morris share voting power with respect to 1,782,100 shares of Common Stock.

(4) Mr. Prothro expressly disclaims beneficial ownership with respect to an aggregate of 41,966 shares held for the benefit of his adult children.

(5) Includes 1,167 shares owned by Carmelo J. Santoro and Nancy J. Santoro, Trustees for the Santoro Family Trust.




SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and persons who beneficially own more than 10% of our Common Stock to file with the Securities and Exchange Commission, the New York Stock Exchange and the Company reports regarding their ownership and changes in ownership of our stock. Dallas Semiconductor believes that during fiscal year 1998, its officers, directors and 10% stockholders complied with all
Section 16(a) filing requirements. In making these statements, the Company has relied upon a review of copies of such forms received by the Company and the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         Our Board has seven directors and the following three committees: (1) Audit, (2) Compensation and (3) Executive. The membership during fiscal 1998 and the function of each committee are described below. During fiscal 1998, the Board held eight meetings, and each director attended at least 75% of all Board and applicable committee meetings. All directors served on the Board for the entire fiscal 1998.

---------------------------- -------------------------- -------------------------- --------------------------
NAME OF DIRECTOR             AUDIT                      COMPENSATION               EXECUTIVE
---------------------------- -------------------------- -------------------------- --------------------------
NON-EMPLOYEE DIRECTORS:
---------------------------- -------------------------- -------------------------- --------------------------
Richard L. King              X                          X
---------------------------- -------------------------- -------------------------- --------------------------
M. D. Sampels                X*                         X                          X
---------------------------- -------------------------- -------------------------- --------------------------
Carmelo J. Santoro                                      X*
---------------------------- -------------------------- -------------------------- --------------------------
E. R. Zumwalt, Jr.           X                          X
---------------------------- -------------------------- -------------------------- --------------------------
EMPLOYEE DIRECTORS:
---------------------------- -------------------------- -------------------------- --------------------------
C. V. Prothro                                                                      X
---------------------------- -------------------------- -------------------------- --------------------------
Chao C. Mai
---------------------------- -------------------------- -------------------------- --------------------------
Michael L. Bolan
---------------------------- -------------------------- -------------------------- --------------------------
NUMBER OF MEETINGS IN        2                          3                          0
   FISCAL 1998
---------------------------- -------------------------- -------------------------- --------------------------

X = Committee member; * = Chair


AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and recommends independent auditors to the Board. In discharging its duties, the committee, among other things:

         * reviews and approves the scope of the annual audit and the independent accountants' fees;

         * meets independently with our internal auditing staff, our independent accountants and our senior management; and

         * reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, matters relating to internal control systems, as well as the results of the annual audit.

         Ernst & Young, LLP, which served as the Company's independent public accountant during the Company's 1998 fiscal year, has been selected to audit Dallas Semiconductor's consolidated financial statements for the 1999 fiscal year. Representatives of Ernst & Young are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company and administering the Company's Executive Bonus Plan, Executive Deferred Compensation Plan, Profit Sharing Plan, 1987 Stock Option Plan and 1993 Officer and Director Stock Option Plan. A Subcommittee of the Compensation Committee, comprised of Messrs. Santoro, King and Zumwalt, is responsible for the establishment of the performance targets under the Executive Bonus Plan and certification of the attainment or non-attainment of those targets to the Compensation Committee.


EXECUTIVE COMMITTEE

         The Executive Committee may meet or take written action when the Board is not otherwise meeting and has the same level of authority as the Board, except that it cannot amend Dallas Semiconductor's By-laws, recommend any action that requires the approval of the stockholders or take any other action not permitted to be delegated to a committee under Delaware law.



                       DIRECTOR COMPENSATION ARRANGEMENTS

         Each of the non-employee directors of the Company receives compensation as a director in the amount of $9,750 per quarter, plus $1,500 for each Board meeting attended, $1,000 for each committee meeting attended and $1,500 per committee meeting chaired. These fees were reduced by 15% for the period April 16, 1998, to December 16, 1998, when they were restored to their previous levels. The Company reimburses non-employee directors for expenses incurred in attending meetings and provides for air travel and expenses of its non-employee directors on Company business. Premiums paid by the Company during 1998 for split-dollar life insurance policies on Messrs. King, Sampels and Santoro totaled $278,589. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company. All of the non-employee directors served the entire 1998 fiscal year. Directors who are employed by the Company, Messrs. Prothro, Mai and Bolan, do not receive any compensation for their Board activities.

STOCK OPTIONS

         In October 1998, options were granted to Messrs. King, Sampels, Santoro and Zumwalt to purchase 10,000 shares each of the Company's Common Stock pursuant to the automatic grant provision of the Company's 1987 Stock Option Plan. These options were granted at an exercise price of $23.75 per share, which was the fair market value of Dallas Semiconductor's Common Stock on the date of grant. The options have a term of 10 years and are exercisable as to 6.25% of the option shares during each calendar quarter during the term of the options until becoming fully vested at the end of 16 calendar quarters.

         In October 1998, the Board repriced options covering a total of 249,500 shares of Common Stock that had been granted under Dallas Semiconductor's 1987 Stock Option Plan to reflect the fair market value of the Company's Common Stock. The repricing included options covering 10,000 shares each granted to Messrs. King, Sampels, Santoro and Zumwalt in October 1997 pursuant to the automatic grant provision of the Company's 1987 Stock Option Plan. The options granted to these Directors in October 1997 had an exercise price of $47.625 per share. The remaining options covering 209,500 shares of Common Stock had exercise prices ranging from $25.25 to $53.375 per share. The Board accomplished the repricing by canceling the previously granted options and regranting options for the same number of shares at an exercise price of $23.75 per share, the market value of such shares on the date of regrant. Each repriced option has a term equal to the unexpired term of the canceled option. The repriced options may not be exercised for a period of one year from the date of grant. Subject to this restriction, the repriced options granted to Messrs. King, Sampels, Santoro and Zumwalt are exercisable for 6.25% of the option shares during each calendar quarter during the term of the options, until becoming fully vested at the end of 16 calendar quarters. The repricing did not include any options that had previously been granted to any executive officer of Dallas Semiconductor.

                       EXECUTIVE COMPENSATION ARRANGEMENTS

         In addition to receiving a salary, the executive officers and key employees of Dallas Semiconductor may be granted stock options under the Company's 1987 Stock Option Plan and 1993 Officer and Director Stock Option Plan, and receive other compensation under its Executive Bonus Plan, Executive Deferred Compensation Plan, Profit Sharing Plan and Section 401(k) Plan. See "Report of the Compensation Committee."


SUMMARY EXECUTIVE COMPENSATION TABLE

         The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, during each of the Company's 1996, 1997 and 1998 fiscal years to C. V. Prothro, the Company's Chief Executive Officer, and the Company's next four most highly-compensated executive officers:

                                                Annual                      Long Term
                                             Compensation                  Compensation
                                                                 ---------------------------------
                                                                              Awards
                                          ---------------------  ---------------------------------

                                                                       Stock
                                                                     Underlying                          All Other
          Name and                        Salary        Bonus         Options          Deferred         Compensation
     Principal Position        Year       ($)(1)       ($)(2)          (#)(3)        Compensation(4)     ($)(5)(6)
     ------------------        ----      --------     ---------      ----------      ---------------    ------------
C.V. Prothro, Chairman         1998       642,039             0        270,000                  0         89,582
 of the Board of               1997       606,600     1,214,201              0            400,000         89,516
 Directors, President and      1996       575,000       254,156        200,000                  0         89,386
 Chief Executive Officer

Chao C. Mai,                   1998       353,759             0        135,000                  0         69,257
  Senior Vice President        1997       352,800       412,623              0            250,000         69,151
                               1996       334,400       102,418        100,000                  0         68,977

Michael L. Bolan,              1998       235,833             0         67,500                  0         38,747
  Vice President-              1997       236,000       308,442              0            180,000         38,734
  Marketing and Product        1996       223,700        51,618         50,000                  0         38,694
  Development

F. A. Scherpenberg,            1998       217,681             0         67,500                  0         39,806
  Vice President-              1997       219,100       232,838              0            150,000         39,716
  Computer Products            1996       207,700        51,052         50,000                  0         39,716

Alan P. Hale,                  1998       176,945             0         47,250                  0         10,766(7)
  Vice President-              1997       168,800       206,039              0            130,000          7,672
  Finance                      1996       160,000        66,281         35,000                  0          7,668

FOOTNOTES TO SUMMARY EXECUTIVE COMPENSATION TABLE

(1) Reflects a 15% reduction in base salary for the period April 16, 1998, to December 16, 1998, when the base salaries of such executive officers were restored to the levels in effect immediately prior to such reduction; i.e., $707,500 for Mr. Prothro; $390,000 for Mr. Mai; $260,000 for Mr. Bolan; $240,000 for Mr. Scherpenberg; and $195,000 for Mr. Hale. Also includes amounts deferred at the executive officer's election pursuant to the Company's Section 401(k) Plan.

(2) Includes annual bonuses for the years indicated, as well as amounts accrued and distributable under the Company's Profit Sharing Plan in which all full-time employees of the Company are eligible to participate.

(3)      To date, the Company has not granted any SARs.

(4) Amounts shown indicate the number of units granted to such officer pursuant to the Company's Executive Deferred Compensation Plan. See "Report of Compensation Committee."

(5) Excludes premiums paid by the Company for group term life insurance generally available to all salaried employees of less than $665 for any executive officer for 1998.

(6) Amounts shown for 1998 represent premiums paid by the Company for split-dollar life insurance policies on these executive officers. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company.

(7)      Includes reimbursed non-business travel expense of $3,093.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR(1)


         The following table sets forth, with respect to all options granted to Mr. Prothro and the Company's next four most highly-compensated executive officers, during the Company's 1998 fiscal year: (i) the number of shares covered by such options; (ii) the percent that such options represent of total options granted to all employees of Dallas Semiconductor during the 1998 fiscal year; (iii) the exercise price; (iv) the expiration date; and (v) the present value of the options on the grant date.


---------------------------- ----------------------------------------------------------------- ----------------------
                                                                                                     Grant Date
                                                    Individual Grants                                  Value
---------------------------- ----------------------------------------------------------------- ----------------------
                               Number of
                               Securities       % of Total
                               Underlying         Options
                                Options         Granted to         Exercise
                                Granted        Employees in        Price(4)      Expiration         Grant Date
           Name                  (#)(2)       Fiscal Year(3)       ($/Share)        Date       Present Value ($)(5)
           ----                  ------       --------------    ------------        -----      --------------------
---------------------------- --------------- ------------------ --------------- -------------- ----------------------
C. V. Prothro                       270,000              18.3%      $23.75        Oct. 2008                2,884,221
---------------------------- --------------- ------------------ --------------- -------------- ----------------------
Chao C. Mai                         135,000               9.1%      $23.75        Oct. 2008                1,442,111
---------------------------- --------------- ------------------ --------------- -------------- ----------------------
Michael L. Bolan                     67,500               4.6%      $23.75        Oct. 2008                  721,055
---------------------------- --------------- ------------------ --------------- -------------- ----------------------
F. A. Scherpenberg                   67,500               4.6%      $23.75        Oct. 2008                  721,055
---------------------------- --------------- ------------------ --------------- -------------- ----------------------
Alan P. Hale                         47,250               3.2%      $23.75        Oct. 2008                  504,739
---------------------------- --------------- ------------------ --------------- -------------- ----------------------

---------------------------- --------------- ------------------ --------------- -------------- ----------------------


FOOTNOTES TO OPTION GRANT TABLE

(1)      To date, the Company has not granted any SARs.

(2) The options granted in 1998 were granted pursuant to the Company's 1993 Officer and Director Stock Option Plan. The options are exercisable as to 25% of the number of option shares at the end of the first year of the term of the option. Thereafter, the option is exercisable for an additional 6.25% of the aggregate number of shares covered by the option beginning with each calendar quarter during the term of the option, provided that the option becomes immediately exercisable in full upon certain events, including a change of control of the issuer.

(3) The Company granted options representing 1,476,050 shares to employees in fiscal 1998.

(4)      Fair market value on date of grant.

(5) The Company believes that the value of unvested options is indeterminable by reason of the vagaries of the stock market and other factors and opposes any requirement to place a value on an option grant. However, to comply with Item 402(c) of Regulation S-K promulgated by the Securities and Exchange Commission, the Company used the Black-Scholes model even though it does not believe that this or any other model is indicative of the present value of an option grant. Values for the named executive officers are based on an option term of
         6.0 years; a risk-free interest rate of 6%; an annual dividend yield of 0.40%; and volatility of 40%. No adjustment for risk of forfeiture was made.



AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth, for Mr. Prothro and the other four most highly-compensated executive officers of the Company: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 1998; (ii) the net aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1998; and
(iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1998. To date, the Company has not issued any SARs.

                                                                 Number of                     Value of
                                                             Shares Underlying                Unexercised
                              Shares                            Unexercised                  In-the-Money
                             Acquired                         Options at 1998              Options at 1998
                                on           Value          Fiscal Year End (#)           Fiscal Year End($)
  Name                       Exercise(#)   Realized($)   Exercisable Unexercisable    Exercisable Unexercisable
  ----                       ----------    -----------   -------------------------   --------------------------
  C. V. Prothro                 222,662     6,409,737     1,653,500        357,500     47,297,188   6,591,563

  Chao C. Mai                    40,000     1,074,688       231,250        178,750      5,836,719   3,295,781

  Michael L. Bolan                    0             0       228,125         89,375      6,796,484   1,647,891

  F. A. Scherpenberg            100,000     2,982,500       242,125         89,375      6,207,359   1,647,891

  Alan P. Hale                   10,000       356,938       171,188         62,562      4,577,113   1,153,512

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Board of Directors for fiscal year 1998 were Carmelo J. Santoro (Chairman), Richard L. King, M. D. Sampels and Admiral E. R. Zumwalt, Jr. Messrs. Santoro, King and Zumwalt are also members of the Executive Compensation Subcommittee, which is responsible for the establishment of the performance targets for the Company's Executive Bonus Plan and certification of the attainment or non-attainment of those targets to the Compensation Committee.


                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company and administering the Company's Executive Bonus Plan, Executive Deferred Compensation Plan, Profit Sharing Plan, 1987 Stock Option Plan and 1993 Officer and Director Stock Option Plan (the "Stock Option Plans"). The salary review and evaluation is conducted by comparing the performance of various indices of the Company with others in its industry, as well as considering general economic and competitive conditions. Sales growth, profitability and shareholders' equity are among a group of indices reviewed. No particular weight is assigned to one index over another.

         During 1998, all of the Company's officers, including the Chief Executive Officer, received salaries averaging 12.5% over 1997 levels. In comparison to the salary levels of the chief executive officers of companies within the Standard and Poor's Electronics (Semiconductor) Index, Mr. Prothro was below average. Likewise the salaries of other executives of Dallas Semiconductor were lower than the average of those named in the public documents of such companies. Effective April 16, 1998, salaries of all the Company's executive officers and other key employees were reduced by 15%. Effective December 16, 1998, the salaries were restored by the Compensation Committee to their prior level.

         Under the Executive Bonus Plan, payments are determined based upon the achievement of certain performance targets, as well as subjective assessments. See discussion under "Proposal No. 2." The Company did not meet the performance targets established for 1998, and the Compensation Committee did not award any bonuses for 1998 under this Plan.

         Under the Company's Executive Deferred Compensation Plan, which became effective on December 28, 1997, long-term incentive awards may be made to a select group of key employees. One hundred percent of the deferred compensation is to be invested in the Common Stock of the Company. Each participant's interest will reflect any gains or losses in the value of such shares on a pro rata basis. No awards under this Plan were made in 1998.

         Under the Company's Profit Sharing Plan, quarterly bonuses may be awarded to all full-time employees of the Company, including the executive officers. Under this Plan, these profit sharing awards are allocated so that each eligible employee may receive an award equal to a fixed number of hours of his or her base salary. The profit sharing awards are included in the Bonus column in the Summary Executive Compensation Table. No quarterly profit sharing awards were made during 1998.

         The executive officers are also granted stock options from time to time under the Company's Stock Option Plans. The timing of such grants and the size of the overall option pools and their allocations are determined by the Compensation Committee based upon market conditions, as well as corporate and individual performance. Emphasis is placed on the long-term performance of the Company and is subjective with no particular emphasis being placed on any one factor. During 1998, options were granted under Dallas Semiconductor's 1993 Stock Option Plan to Messrs. Prothro, Mai, Bolan, Scherpenberg and Hale covering 270,000, 135,000, 67,500, 67,500 and 47,250 shares of Common Stock, respectively. No stock appreciation rights were granted during 1998 to the Company's executive officers.

         Beginning in 1994, certain executive officers of the Company became subject to the $1 million limitation on deductibility of compensation under
Section 162(m) of the Internal Revenue Code. The Compensation Committee anticipates that a substantial portion of each executive's compensation will be "qualified performance-based compensation," which is not limited under Section 162(m). The Compensation Committee, therefore, does not anticipate any executive officer's compensation to exceed the limitation on deductibility.



                                            COMPENSATION COMMITTEE

                                            Carmelo J. Santoro (Chairman)
                                            Richard L. King
                                            M. D. Sampels
                                            Adm. E. R. Zumwalt, Jr.

                             STOCK PERFORMANCE GRAPH

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, S&P 500 INDEX & S&P SEMICONDUCTOR INDEX

         The graph below shows the five-year cumulative total stockholder return for the Company at December 31 of each of the last five years as compared to the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Electronics (Semiconductors) Index ("S&P Semi Index") assuming a $100 investment made on December 31, 1993 and reinvestment of all dividends. The Company's fiscal year ends on the Sunday closest to December 31 of each year. This table uses December 31 as the comparison point for each year. The stockholder return shown on the following graph is not necessarily indicative of future stock performance.







                                   [GRAPHIC]




                        1993     1994     1995     1996     1997     1998
                       ------   ------   ------   ------   ------   ------
DALLAS SEMICONDUCTOR      100   107.26   134.56   150.02   266.83   268.06
S&P 500                   100   101.32   139.40   171.40   228.59   293.91
S&P SEMI INDEX            100   121.36   165.84   258.79   277.42   464.86







The companies included in the S&P Semi Index are: Advanced Micro Devices, Inc., Intel Corporation, LSI Logic Corporation, Micron Technology, Inc., National Semiconductor Corporation and Texas Instruments Incorporated.

               ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING
                            AND STOCKHOLDER PROPOSALS


         VOTING ON OTHER PROPOSALS. Other than the two proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, C.
V. Prothro, Dallas Semiconductor's Chairman, President and CEO, and Chao C. Mai, the Company's Senior Vice President, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

         SHARES ENTITLED TO VOTE. Each share of our Common Stock outstanding as of the close of business on March 22, 1999, the Record Date, is entitled to one vote at the Annual Meeting. On the Record Date, we had 28,418,360 shares of Common Stock issued and outstanding. Stockholders have no cumulative voting rights.

         QUORUM REQUIREMENT FOR MEETING. The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

         TABULATION OF VOTES. A representative of ChaseMellon Shareholder Services, LLC, Dallas Semiconductor's transfer agent, will tabulate the votes and act as the inspector of election.

         CONFIDENTIALITY OF VOTE. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Dallas Semiconductor or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to Dallas Semiconductor's management.

         RESPONSIBILITY FOR COST OF PROXY SOLICITATION. Dallas Semiconductor will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. We also have retained ChaseMellon Shareholder Services, LLC to assist us in the distribution of proxy materials and the solicitation of votes. We will pay ChaseMellon a fee of $5,500 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

         STOCKHOLDER PROPOSALS. You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in Dallas Semiconductor's proxy statement for next year's annual meeting, presently proposed to be held on April 25, 2000, the written proposal must be received by Dallas Semiconductor no later than December 3, 1999. Any such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, pursuant to our By-laws, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Dallas Semiconductor no later than January 26, 2000, and shall contain such information as required under our By-laws.

         Our By-laws also permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify Dallas Semiconductor not fewer than 90 days in advance of the annual meeting of stockholders. Thus, since next year's annual meeting is presently proposed to be held on April 25, 2000, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Dallas Semiconductor not later than January 26, 2000. In addition, the notice must meet all other requirements contained in our By-laws. If such proposal is timely received by Dallas Semiconductor and is in accordance with our By-laws, management's discretion to vote proxies with respect to such proposal will be limited by the provisions of Rule 14a-4, which is one of the proxy rules promulgated by the Securities and Exchange Commission.

         You may contact the Dallas Semiconductor Corporate Secretary at our Company headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers and upon Company records. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         The information contained in Items 7 and 8 of the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1999, is hereby incorporated by reference. The Company will furnish to any stockholder (including any beneficial owner), without charge, a copy of its Annual Report on Form 10-K, including the attached financial statements and schedules, for the fiscal year ended January 3, 1999, filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon written request to Alan P. Hale, Vice President - Finance, 4401 South Beltwood Parkway, Dallas, Texas 75244-3292. A copy of the exhibits to such report will be provided to any stockholder upon written request and payment of a nominal fee.

--------------------------------------------------------------------------------

                        DALLAS SEMICONDUCTOR CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints C.V. Prothro and Chao C. Mai, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting to be held on May 20, 1999, or any adjournments(s) thereof.

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.


                          (CONTINUED ON REVERSE SIDE)

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PLEASE MARK
                                                                                                                  YOUR VOTES AS [X]
                                                                                                                  INDICATED IN
                                                                                                                  THIS EXAMPLE

1. ELECTION OF DIRECTORS:                              C.V. Prothro, Chao C. Mai, Michael L. Bolan, Richard L. King, M.D. Sampels,
                                                       Carmelo J. Santoro, E.R. Zumwalt, Jr.

FOR all nominees                 WITHHOLD               (INSTRUCTION: To withhold authority to vote for any individual nominee,
listed to the right              AUTHORITY              write that nominee's name on the line below.)
(except as marked        to vote for all nominees
to the contrary)              listed at right          ----------------------------------------------------------------------------

     [  ]                           [  ]

2. PROPOSAL TO REAPPROVE THE COMPANY'S                 3. IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY
   EXECUTIVE BONUS PLAN, AS AMENDED.                      COME BEFORE THE MEETING.

     FOR     AGAINST     ABSTAIN

     [ ]       [ ]         [ ]                          The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated April 1, 1998.


                                                        Please date this proxy and sign your name exactly as it appears hereon.
                                                        When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                                                        PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO
                                                        POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                                        DATED:                                                            1999.
                                                              -----------------------------------------------------------,

------------------------------------------------------------------------------------------------------------------------------------

                           o FOLD AND DETACH HERE o